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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):  July 31, 1998
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                        COMMERCIAL FEDERAL CORPORATION
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            (Exact name of registrant as specified in its charter)


        NEBRASKA                       1-11515                 47-0658852
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(State or other jurisdiction         (Commission            (I.R.S. Employer
     of incorporation)               File Number)        Identification Number)


2120 SOUTH 72nd STREET, OMAHA, NEBRASKA                          68124
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(Address of principal executive offices)                       (Zip Code)


Registrant's telephone number including area code:    (402) 554-9200
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                                NOT APPLICABLE
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         (Former name or former address, if changed since last report)

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                         COMMERCIAL FEDERAL CORPORATION
                         ------------------------------

                                    FORM 8-K
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                                 CURRENT REPORT
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Item 2.  Acquisition and Disposition of Assets:
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         On July 31, 1998, Commercial Federal Corporation ("Commercial Federal")
         consummated its acquisition of AmerUs Bank, a wholly-owned subsidiary of AmerUs Group Co. AmerUs Bank was a federally chartered savings bank headquartered in Des Moines, Iowa. Under the terms of the Stock
         Purchase Agreement (the "Agreement"), Commercial Federal acquired through a taxable acquisition all of the outstanding shares of AmerUs Bank's common stock for total consideration of approximately $178.3 million. Such consideration consisted of (i) certain assets retained by AmerUs Group Co. in lieu of cash (primarily FHA Title One single-family residential mortgage loans) totaling approximately $85,027,000, (ii) cash (as adjusted per the Agreement) totaling $53,242,000, and (iii) a one-year promissory note for $40,000,000 bearing interest, adjusted monthly, at 150 basis points over the one-year Treasury bill rate.

         AmerUs Bank operated 47 branches located in Iowa (26), Missouri (8), Nebraska (6), Kansas (4), Minnesota (2) and South Dakota (1). Preliminary financial results show that at June 30, 1998, before purchase accounting adjustments, AmerUs Bank had total assets of approximately $1.3 billion, deposits of approximately $959 million and stockholders' equity of approximately $87 million.

         Information regarding the acquisition is set forth in Commercial Federal's press release dated July 31, 1998, attached hereto as Exhibit 99 and incorporated herein by reference.


Item 7.  Financial Statements and Exhibits:
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         (a)  Financial Statements of Business Acquired: To be filed by amendment as soon as practicable but not later than 60 days from the date this Current Report Form 8-K is required to be filed, or October 14, 1998.

         (b) Pro Forma Financial Information: To be filed by amendment as soon as practicable but not later than 60 days from the date this Current Report Form 8-K is required to be filed, or October 14, 1998.

         (c)  Exhibits:

              Exhibit 99. Press release dated July 31, 1998.

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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                   COMMERCIAL FEDERAL CORPORATION
                                   --------------------------------------------
                                   (Registrant)


Date:    August 12, 1998           /s/ James A. Laphen
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                                   James A. Laphen, President, Chief Operating
                                   Officer and Chief Financial Officer (Duly
                                   Authorized and Principal Financial Officer)




Date:    August 12, 1998           /s/ Gary L, Matter
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                                   Gary L. Matter, Senior Vice President,
                                   Controller and Secretary
                                   (Principal Accounting Officer)

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